BlackRock International Dividend Fund

(the “Fund”)

Supplement dated December 11, 2018

to the Summary Prospectuses, Prospectuses and Statement of Additional Information of the Fund, each dated January 25, 2018, as supplemented to date

As a result of Stuart Reeve’s upcoming retirement from BlackRock, Inc., he will no longer serve as a portfolio manager of the Fund effective on or about April 30, 2019.

Shareholders should retain this Supplement for future reference.